UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04997

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds V

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30, 2011

Date of reporting period:	August 31, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Dividend Income Fund

August 31, 2011

	Number of	Value
	Shares
Common Stock – 47.40%
Capital Goods – 0.35%
Honeywell International	30,000	$1,434,300
		1,434,300
Consumer Discretionary – 2.54%
Bayerische Motoren Werke	3,112	251,950
*Comcast Class A	177,600	3,820,176
†DIRECTV Class A	6,350	279,210
*Don Quijote	8,500	318,757
Lowe's	191,900	3,824,567
PPR	1,018	169,663
†Promotora de Informaciones ADR	15,303	101,000
Publicis Groupe	3,646	171,479
Sumitomo Rubber Industries	6,455	81,083
*Techtronic Industries	123,500	117,540
Toyota Motor	10,800	385,548
Vivendi	20,323	495,362
Yue Yuen Industrial Holdings	82,000	225,914
		10,242,249
Consumer Staples – 5.45%
Archer-Daniels-Midland	146,000	4,158,080
*Aryzta	9,435	446,748
Coca-Cola Amatil	30,223	380,753
CVS Caremark	118,900	4,269,699
Greggs	55,367	442,264
Kimberly-Clark	61,800	4,274,089
Kraft Foods Class A	115,700	4,051,814
Safeway	193,100	3,539,523
Tesco	70,884	435,707
		21,998,677
Diversified REITs – 0.46%
Canadian Real Estate Investment Trust	27,400	975,323
Dexus Property Group	940,800	865,279
		1,840,602
Energy – 4.23%
Banpu NVDR	8,106	171,023
Chevron	42,800	4,233,349
CNOOC	167,000	341,048
ConocoPhillips	59,700	4,063,779
Marathon Oil	138,700	3,733,804
Petroleo Brasileiro ADR	12,379	329,900
Total	8,016	391,520
Williams	141,500	3,819,085
		17,083,508
Financials – 4.59%
Allstate	148,300	3,891,392
AXA	10,633	170,796
Bank of New York Mellon	175,600	3,629,652
Commerzbank	34,443	102,386
JPMorgan Chase	35,300	1,325,868
Marsh & McLennan	145,000	4,309,401
Mitsubishi UFJ Financial Group	80,400	361,136
Nordea Bank	37,581	346,644
Standard Chartered	16,246	369,267
Travelers	77,200	3,895,512
UniCredit	72,089	97,618
		18,499,672
Healthcare – 7.47%
*†Alliance HealthCare Services	29,989	47,683
Baxter International	74,400	4,164,912
Cardinal Health	97,500	4,143,750
Johnson & Johnson	67,000	4,408,600
Meda Class A	32,545	357,152
Merck	125,400	4,153,248
Novartis	8,173	476,665
Pfizer	224,238	4,256,037
Quest Diagnostics	76,000	3,805,320
Roche Holding ADR	75,000	3,280,583
Sanofi	6,546	476,456
Teva Pharmaceutical Industries ADR	13,265	548,640
		30,119,046

Healthcare REITs – 0.79%
Cogdell Spencer	35,700	152,439
*HCP	32,415	1,208,431
*Universal Health Realty Income Trust	21,900	819,498
Ventas	18,600	994,728
		3,175,096
Industrial REIT – 0.14%
ProLogis	21,300	579,999
		579,999
Industrials – 3.91%
*Alstom	3,550	164,872
Asahi Glass	27,000	263,707
Compaigne de Saint-Gobain	3,382	170,238
†Delta Air Lines	123	926
Deutsche Post	21,320	326,379
East Japan Railway	6,246	373,121
†Flextronics International	19,100	109,825
ITOCHU	49,689	532,023
Koninklijke Philips Electronics	3,925	83,066
*†Mobile Mini	7,124	135,712
Northrop Grumman	66,700	3,643,154
=†PT Holdings	1,110	11
Raytheon	123,000	5,317,290
Singapore Airlines	17,000	155,816
Teleperformance	11,281	298,713
Vallourec	2,663	239,703
*Waste Management	120,000	3,964,800
		15,779,356
Information Technology – 4.66%
†CGI Group Class A	38,675	783,731
Cisco Systems	271,800	4,261,824
HTC	14,063	366,405
Intel	196,200	3,949,506
Microsoft	64,200	1,707,720
Motorola Solutions	95,042	4,000,318
†Sohu.com	2,356	192,603
Xerox	425,000	3,527,500
		18,789,607
Malls Reits – 0.69%
Macerich	15,900	779,736
*Simon Property Group	8,963	1,053,153
Taubman Centers	16,300	939,369
		2,772,258
Materials – 1.43%
ArcelorMittal	7,269	160,572
†AuRico Gold	27,423	322,113
duPont (E.I.) deNemours	81,700	3,943,659
Lafarge	2,867	119,641
Rexam	68,240	392,090
Rio Tinto	5,739	354,253
Yamana Gold	30,256	479,003
		5,771,331
Mixed REITs – 0.81%
*Digital Realty Trust	19,900	1,189,025
*Dupont Fabros Technology	20,900	483,835
Liberty Property Trust	25,000	848,500
Mission West Properties	38,254	299,146
PS Business Parks	8,100	442,827
		3,263,333
Multifamily REITs – 0.87%
*American Campus Communities	11,000	429,110
Associated Estates Realty	21,800	385,860
*BRE Properties	11,900	598,094
Camden Property Trust	10,300	688,246
*Equity Residential	15,600	954,408
*Home Properties	6,600	441,342
		3,497,060
Office REITs – 0.36%
*Alexandria Real Estate Equities	10,000	728,100
Boston Properties	6,800	709,172
		1,437,272
Self-Storage REITs – 0.36%
*Extra Space Storage	39,900	857,850
Public Storage	4,800	593,904
		1,451,754
Shopping Center REIT – 0.26%
First Capital Realty	60,947	1,042,084
		1,042,084
Single Tenant REIT – 0.17%
*National Retail Properties	24,900	678,774
		678,774
Telecommunications – 3.66%
AT&T	145,500	4,143,840
=†Century Communications	1,625,000	0
†GeoEye	2,450	88,617

Mobile TeleSystems ADR	16,590	280,869
†NII Holdings	11,986	461,821
Telecom New Zealand	773,711	1,675,649
Telefonica	8,654	180,412
Telstra	980,694	3,177,874
Verizon Communications	120,900	4,372,952
Vodafone Group	154,515	403,889
		14,785,923
Utilities – 4.20%
*AGL Resources	83,500	3,458,570
*Duke Energy	124,100	2,346,731
Edison International	116,000	4,314,040
†GenOn Energy	1,270	3,861
National Grid	54,890	553,414
Progress Energy	94,200	4,596,960
*TECO Energy	91,200	1,668,960
		16,942,536
Total Common Stock (cost $190,702,089)		191,184,437

Convertible Preferred Stock – 4.32%
Consumer Cyclical – 0.23%
Goodyear Tire & Rubber 5.875% exercise price $18.21 expiration date 3/31/14	20,700	934,088
		934,088
Consumer Non-Cyclical – 0.74%
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	2,913	2,971,988
		2,971,988
Energy – 1.75%
*Apache 6.00% exercise price $109.12, expiration date 8/1/13	20,300	1,179,633
#Chesapeake Energy 144A 5.75% exercise price $27.94, expiration date 12/31/49	1,570	2,076,324
*El Paso Energy Capital Trust I 4.75% exercise price $41.59, expiration date 3/31/28	39,900	1,769,166
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	17,390	2,047,673
		7,072,796
Insurance – 0.92%
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	39,227	2,000,577
MetLife 5.00% exercise price $44.27 expiration date 9/11/13	26,300	1,721,335
		3,721,912
Technology – 0.68%
*Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17	3,000	2,745,000
		2,745,000
Total Convertible Preferred Stock (cost $18,047,942)		17,445,784

	Principal
	Amount
Commercial Mortgage-Backed Securities– 0.89%
Bank of America Merrill Lynch Commercial Mortgage Securities Series 2006-4 A4 5.634% 7/10/46	$1,000,000	1,080,397
•#DBUBS Mortgage Trust Series 2011-LC1A C 144A 5.728% 11/10/46	500,000	451,535
•#Goldman Sachs Mortgage Securities II Series 2010-C1 C 144A 5.635% 8/10/43	500,000	447,790
•Morgan Stanley Capital I Series 2007-T27 A4 5.795% 6/11/42	1,000,000	1,110,653
#WF-RBS Commercial Mortgage Trust Series 2011-C3 A4 4.375% 3/15/44	500,000	490,697
Total Commercial Mortgage-Backed Securities (cost $3,522,813)		3,581,072

Convertible Bonds – 17.56%
Brokerage – 0.74%
*Jefferies Group 3.875% exercise price $38.35, expiration date 11/1/29	3,150,000	3,008,250
		3,008,250
Capital Goods – 2.00%
AAR
1.75% exercise price $29.27, expiration date 1/1/26	1,696,000	1,757,480
#144A 1.75% exercise price $29.27, expiration date 1/1/26	1,150,000	1,191,688
L-3 Communications Holdings 3.00% exercise price $97.79, expiration date 8/1/35	1,554,000	1,507,380
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	4,000,000	3,595,000
		8,051,548
Communications – 3.65%
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	2,400,000	2,187,000
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	1,320,000	933,900
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	3,409,000	3,029,749
Level 3 Communications 3.50% exercise price $5.46, expiration date 6/15/12	4,454,000	4,409,460
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	1,710,000	2,120,400
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14	1,460,000	2,033,050
		14,713,559
Consumer Cyclical – 1.07%
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	3,441,000	2,542,038
Pantry 3.00% exercise price $50.09, expiration date 11/15/12	1,755,000	1,759,388
		4,301,426
Consumer Non-Cyclical – 1.40%
*Alere 3.00% exercise price $43.98, expiration date 5/15/16	1,878,000	1,673,768
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	875,000	669,375
Mylan 3.75% exercise price $13.32, expiration date 9/10/15	1,012,000	1,730,520
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	1,674,000	1,573,560
		5,647,223

Energy – 0.19%
James River Coal 4.50% exercise price $25.78, expiration date 12/1/15	858,000	767,910
		767,910
Financials – 1.61%
#Ares Capital 144A 5.75% exercise price $19.13, expiration date 2/1/16	1,558,000	1,548,263
#BGC Partners 144A 4.50% exercise price $9.84, expiration date 7/13/16	950,000	874,000
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	4,055,000	4,060,068
		6,482,331
Industrials – 0.24%
#Altra Holdings 144A 2.75% exercise price $27.70, expiration date 2/27/31	1,139,000	988,083
		988,083
Real Estate – 1.16%
Health Care REIT 3.00% exercise price $51.16, expiration date 11/30/29	2,496,000	2,726,880
#Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/11/30	1,604,000	1,936,830
		4,663,710
Technology – 5.50%
Advanced Micro Devices
6.00% exercise price $28.08, expiration date 4/30/15	962,000	972,823
#144A 6.00% exercise price $28.08, expiration date 4/30/15	660,000	667,425
Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25	1,716,000	1,640,925
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	1,616,000	1,506,920
*Equinix 4.75% exercise price $84.32, expiration date 6/15/16	1,222,000	1,640,535
ϕHologic 2.00% exercise price $38.59, expiration date 12/15/37	4,696,000	4,472,939
Intel 3.25% exercise price $22.45, expiration date 8/1/39	1,527,000	1,761,776
Linear Technology 3.00% exercise price $44.11, expiration date 5/1/27	4,452,000	4,557,734
SanDisk 1.50% exercise price $52.37 expiration date 8/11/17	2,255,000	2,266,275
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	2,502,000	2,717,798
		22,205,150
Total Convertible Bonds (cost $72,421,430)		70,829,190

Corporate Bonds – 21.43%
Automotive – 1.01%
*American Axle & Manufacturing 7.875% 3/1/17	435,000	424,125
ArvinMeritor 8.125% 9/15/15	434,000	411,215
#Chrysler Group 144A 8.25% 6/15/21	705,000	613,349
*Dana Holding 6.75% 2/15/21	395,000	389,075
Ford Motor 7.45% 7/16/31	410,000	451,563
Ford Motor Credit 12.00% 5/15/15	500,000	603,991
#International Automotive Components Group 144A 9.125% 6/1/18	330,000	325,875
*#Jaguar Land Rover 144A 8.125% 5/15/21	490,000	461,825
#Pinafore 144A 9.00% 10/1/18	382,000	406,830
		4,087,848
Banking – 0.75%
BAC Capital Trust VI 5.625% 3/8/35	835,000	663,000
•Fifth Third Capital Trust IV 6.50% 4/15/37	585,000	545,513
•#HBOS Capital Funding 144A 6.071% 6/29/49	587,000	402,095
•Regions Financial Trust II 6.625% 5/15/47	815,000	690,713
*•SunTrust Capital VIII 6.10% 12/15/36	730,000	710,336
		3,011,657
Basic Industry – 2.94%
*AK Steel 7.625% 5/15/20	601,000	555,925
#Algoma Acquisition 144A 9.875% 6/15/15	458,000	391,590
#APERAM 144A 7.75% 4/1/18	425,000	395,250
#Appleton Papers 144A 10.50% 6/15/15	325,000	327,438
*Associated Materials 9.125% 11/1/17	339,000	300,015
#Building Materials Corporation of America 144A 6.75% 5/1/21	492,000	472,320
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	955,000	783,099
#FMG Resources August 2006 144A
6.875% 2/1/18	300,000	298,500
7.00% 11/1/15	345,000	345,863
Headwaters 7.625% 4/1/19	462,000	397,320
Hexion US Finance 9.00% 11/15/20	275,000	241,313
Interface 7.625% 12/1/18	348,000	358,005
#International Wire Group Holdings 144A 9.75% 4/15/15	409,000	419,225
#James River Escrow 144A 7.875% 4/1/19	430,000	391,300
#JMC Steel Group 144A 8.25% 3/15/18	490,000	481,425
#Kinove German Bondco 144A 9.625% 6/15/18	410,000	395,650
#Longview Fibre Paper & Packaging 144A 8.00% 6/1/16	490,000	487,550
#MacDermid 144A 9.50% 4/15/17	395,000	393,025
#Masonite International 144A 8.25% 4/15/21	475,000	439,375
#Millar Western Forest Products 144A 8.50% 4/1/21	260,000	201,500
Momentive Performance Materials 9.00% 1/15/21	910,000	782,599
#Murray Energy 144A 10.25% 10/15/15	361,000	357,390
Norcraft 10.50% 12/15/15	534,000	512,640
#Nortek 144A 8.50% 4/15/21	510,000	438,600
Ply Gem Industries 13.125% 7/15/14	421,000	423,105
Polypore International 7.50% 11/15/17	482,000	479,590
=@PT Holdings 12.431% 8/27/12	332,443	151,262
Ryerson
•7.629% 11/1/14	239,000	227,349
12.00% 11/1/15	387,000	399,094
		11,847,317

Capital Goods – 1.15%
Berry Plastics
9.75% 1/15/21	412,000	384,190
10.25% 3/1/16	315,000	289,013
#DAE Aviation Holdings 144A 11.25% 8/1/15	466,000	478,815
Kratos Defense & Security Solutions 10.00% 6/1/17	425,000	438,813
*Manitowoc 9.50% 2/15/18	414,000	431,595
Mueller Water Products 7.375% 6/1/17	490,000	433,650
Pregis 12.375% 10/15/13	437,000	404,225
#Reynolds Group Issuer 144A
8.25% 2/15/21	100,000	84,750
9.00% 4/15/19	710,000	642,550
9.875% 8/15/19	755,000	713,474
TriMas 9.75% 12/15/17	321,000	346,680
		4,647,755
Communications – 2.01%
#Clearwire Communications 144A
12.00% 12/1/15	680,000	645,340
*12.00% 12/1/17	525,000	437,063
#Columbus International 144A 11.50% 11/20/14	570,000	609,900
*Cricket Communications 7.75% 10/15/20	486,000	433,755
#Digicel Group 144A 10.50% 4/15/18	430,000	457,950
#EH Holding 144A 7.625% 6/15/21	390,000	390,000
#Integra Telecom Holdings 144A 10.75% 4/15/16	360,000	360,900
Intelsat Bermuda
11.25% 2/4/17	1,165,000	1,132,962
PIK 11.50% 2/4/17	450,469	438,644
#Intelsat Jackson Holdings 144A 7.25% 10/15/20	12,000	11,550
#Level 3 Communications 144A 11.875% 2/1/19	240,000	249,600
*Level 3 Financing 10.00% 2/1/18	437,000	442,463
NII Capital 7.625% 4/1/21	240,000	246,000
PAETEC Holding 9.875% 12/1/18	310,000	331,700
*#Satmex Escrow 144A 9.50% 5/15/17	240,000	236,700
Sprint Capital 8.75% 3/15/32	434,000	447,020
Telesat Canada 12.50% 11/1/17	291,000	333,195
West 7.875% 1/15/19	480,000	460,800
#Wind Acquisition Finance 144A 11.75% 7/15/17	420,000	437,850
		8,103,392
Consumer Cyclical – 0.98%
#Brown Shoe 144A 7.125% 5/15/19	385,000	329,175
#Burlington Coat Factory Warehouse 144A 10.00% 2/15/19	760,000	712,499
*CKE Restaurants 11.375% 7/15/18	158,000	168,863
Dave & Buster's 11.00% 6/1/18	377,000	393,965
DineEquity 9.50% 10/30/18	430,000	448,275
#Icon Health & Fitness 144A 11.875% 10/15/16	245,000	233,975
*#Needle Merger Sub 144A 8.125% 3/15/19	395,000	369,325
OSI Restaurant Partners 10.00% 6/15/15	465,000	478,950
Quiksilver 6.875% 4/15/15	683,000	643,728
Tops Holding 10.125% 10/15/15	167,000	169,088
		3,947,843
Consumer Non-Cyclical – 0.85%
#Armored Autogroup 144A 9.25% 11/1/18	451,000	399,135
#Blue Merger Sub 144A 7.625% 2/15/19	462,000	460,845
#Bumble Bee Acquisition 144A 9.00% 12/15/17	273,000	266,175
Cott Beverages 8.375% 11/15/17	146,000	152,205
*Dean Foods 7.00% 6/1/16	486,000	464,130
NBTY 9.00% 10/1/18	589,000	621,395
*Pinnacle Foods Finance 10.625% 4/1/17	401,000	417,040
*Visant 10.00% 10/1/17	267,000	261,660
#Viskase 144A 9.875% 1/15/18	393,000	398,895
		3,441,480
Energy – 2.38%
American Petroleum Tankers Parent 10.25% 5/1/15	304,000	304,380
Antero Resources Finance 9.375% 12/1/17	420,000	447,300
Aquilex Holdings 11.125% 12/15/16	315,000	184,275
#Calumet Specialty Products Partners 144A 9.375% 5/1/19	480,000	465,600
Chaparral Energy 8.25% 9/1/21	705,000	676,800
Chesapeake Energy
6.625% 8/15/20	387,000	406,350
6.875% 11/15/20	52,000	55,120
Comstock Resources 7.75% 4/1/19	448,000	448,560
Copano Energy 7.75% 6/1/18	220,000	224,950
Crosstex Energy 8.875% 2/15/18	321,000	333,840
#Helix Energy Solutions Group 144A 9.50% 1/15/16	527,000	540,175
#Hercules Offshore 144A 10.50% 10/15/17	347,000	343,530
#Hilcorp Energy I 144A 8.00% 2/15/20	385,000	402,325
Holly 9.875% 6/15/17	236,000	259,600
#Laredo Petroleum 144A 9.50% 2/15/19	510,000	541,875
Linn Energy
8.625% 4/15/20	276,000	296,700
#144A 6.50% 5/15/19	220,000	210,650
#NFR Energy 144A 9.75% 2/15/17	802,000	717,790
#Oasis Petroleum 144A 7.25% 2/1/19	380,000	373,350

Offshore Group Investments
11.50% 8/1/15	340,000	363,800
#144A 11.50% 8/1/15	45,000	48,150
PetroHawk Energy 7.25% 8/15/18	472,000	552,830
Petroleum Development 12.00% 2/15/18	381,000	409,575
Pioneer Drilling 9.875% 3/15/18	277,000	290,850
Quicksilver Resources 7.125% 4/1/16	238,000	226,100
#SandRidge Energy 144A 7.50% 3/15/21	490,000	478,363
		9,602,838
Financials – 0.55%
E Trade Financial PIK 12.50% 11/30/17	405,000	467,775
•#ILFC E-Capital Trust I 144A 5.74% 12/21/65	355,000	258,369
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	818,000	642,130
Nuveen Investments
10.50% 11/15/15	675,000	654,750
#144A 10.50% 11/15/15	207,000	198,720
		2,221,744
Healthcare – 1.36%
Accellent 10.00% 11/1/17	262,000	248,900
#AMGH Merger Sub 144A 9.25% 11/1/18	460,000	468,050
Community Health Systems 8.875% 7/15/15	445,000	452,231
#DJO Finance 144A 9.75% 10/15/17	664,000	615,860
#HCA Holdings 144A 7.75% 5/15/21	646,000	639,539
*HealthSouth 7.75% 9/15/22	95,000	95,475
#inVentiv Health 144A 10.00% 8/15/18	392,000	355,740
Lantheus Medical Imaging 9.75% 5/15/17	605,000	576,263
LVB Acquisition 11.625% 10/15/17	426,000	457,950
#Multiplan 144A 9.875% 9/1/18	471,000	480,420
Radiation Therapy Services 9.875% 4/15/17	385,000	358,050
Radnet Management 10.375% 4/1/18	307,000	304,698
#STHI Holding 144A 8.00% 3/15/18	435,000	415,425
		5,468,601
Insurance – 0.63%
•American International Group 8.175% 5/15/58	606,000	603,909
•Genworth Financial 6.15% 11/15/66	275,000	166,375
•ING Groep 5.775% 12/29/49	630,000	532,350
•#Liberty Mutual Group 144A 7.00% 3/15/37	568,000	522,352
*•XL Group 6.50% 12/31/49	783,000	698,828
		2,523,814
Media – 1.63%
Affinion Group 7.875% 12/15/18	457,000	406,730
#AMC Networks 144A 7.75% 7/15/21	485,000	503,188
*#AMO Escrow 144A 11.50% 12/15/17	228,000	220,590
*Cablevision Systems 8.00% 4/15/20	197,000	207,343
CCO Holdings
*8.125% 4/30/20	549,000	583,312
#144A 7.00% 1/15/19	45,000	45,338
Clear Channel Communications 9.00% 3/1/21	457,000	370,170
Entravision Communications 8.75% 8/1/17	275,000	269,500
#Kabel BW Erste Beteiligungs 144A 7.50% 3/15/19	345,000	341,550
MDC Partners
11.00% 11/1/16	389,000	420,606
#144A 11.00% 11/1/16	235,000	251,744
Nexstar Broadcasting 8.875% 4/15/17	371,000	382,130
*#ONO Finance II 144A 10.875% 7/15/19	685,000	613,074
#Sinclair Television Group 144A 9.25% 11/1/17	309,000	330,630
#UPC Holding 144A 9.875% 4/15/18	480,000	504,000
#UPCB Finance III 6.625% 7/1/20	226,000	223,740
Virgin Media Finance 8.375% 10/15/19	380,000	411,350
WMG Acquisition 9.50% 6/15/16	285,000	292,125
#XM Satellite Radio 144A 7.625% 11/1/18	175,000	179,813
		6,556,933
Services – 3.16%
*#ARAMARK Holdings PIK 144A 8.625% 5/1/16	690,000	695,174
Beazer Homes USA 9.125% 5/15/19	542,000	375,335
Cardtronics 8.25% 9/1/18	110,000	116,050
#Casella Waste Systems 144A 7.75% 2/15/19	505,000	488,588
*#Delta Air Lines 144A 12.25% 3/15/15	354,000	376,125
#Equinox Holdings 144A 9.50% 2/1/16	433,000	460,063
Harrah's Operating 10.00% 12/15/18	1,096,000	865,839
Kansas City Southern de Mexico
8.00% 2/1/18	243,000	262,440
#144A 6.125% 6/15/21	230,000	230,575
Live Nation Entertainment 2.875% 7/15/27	4,202,000	3,855,334
M/I Homes 8.625% 11/15/18	711,000	659,453
*Marina District Finance 9.875% 8/15/18	247,000	238,355
*MGM Resorts International 11.375% 3/1/18	1,275,000	1,386,562
PHH 9.25% 3/1/16	390,000	406,575
*Pinnacle Entertainment 8.75% 5/15/20	354,000	357,540
RSC Equipment Rental
8.25% 2/1/21	255,000	239,063
10.25% 11/15/19	21,000	21,683
#Seven Seas Cruises 144A 9.125% 5/15/19	475,000	472,625
Standard Pacific 10.75% 9/15/16	221,000	219,895

Swift Services Holdings 10.00% 11/15/18	160,000	162,400
*#Swift Transportation 144A 12.50% 5/15/17	299,000	301,990
#United Air Lines 144A 12.00% 11/1/13	553,000	575,120
		12,766,784
Technology – 1.46%
*Advanced Micro Devices 7.75% 8/1/20	695,000	708,899
Aspect Software 10.625% 5/15/17	152,000	157,320
Avaya
9.75% 11/1/15	80,000	68,400
#144A 7.00% 4/1/19	914,000	827,169
PIK 10.125% 11/1/15	100,000	86,875
#Buccaneer Merger Sub 144A 9.125% 1/15/19	435,000	437,175
*First Data
9.875% 9/24/15	526,000	483,920
11.25% 3/31/16	457,000	386,165
GXS Worldwide 9.75% 6/15/15	434,000	427,490
#iGate 144A 9.00% 5/1/16	465,000	441,750
MagnaChip Semiconductor 10.50% 4/15/18	283,000	295,735
#MedAssets 144A 8.00% 11/15/18	227,000	220,190
*Sanmina-SCI 8.125% 3/1/16	1,000	1,008
#Seagate HDD Cayman 144A 7.75% 12/15/18	475,000	473,813
SunGard Data Systems 10.25% 8/15/15	229,000	234,153
#Telcordia Technologies 144A 11.00% 5/1/18	535,000	659,388
		5,909,450
Utilities – 0.57%
AES 8.00% 6/1/20	53,000	55,915
#Calpine 144A
7.50% 2/15/21	280,000	284,200
7.875% 1/15/23	185,000	188,931
Elwood Energy 8.159% 7/5/26	519,112	514,570
*GenOn Energy 9.50% 10/15/18	289,000	290,445
Mirant Americas 8.50% 10/1/21	665,000	635,075
•Puget Sound Energy 6.974% 6/1/67	323,000	326,921
		2,296,057
Total Corporate Bonds (cost $88,189,809)		86,433,513

Leveraged Non-Recourse Security – 0.00%
@w#JPMorgan Fixed Income Pass Through Trust Series 2007-B 144A 0.00% 1/15/87	1,300,000	0
Total Leveraged Non-Recourse Security (cost $1,105,000)		0

«Senior Secured Loans – 0.31%
Brock Holdings III 10.00% 2/15/18	160,000	147,200
PQ 6.69% 7/30/15	720,000	658,800
Texas Competitive Electric Holdings 3.686% 10/10/14	585,000	447,525
Total Senior Secured Loans (cost $1,278,125)		1,253,525

	Number of
	Shares
Exchange -Traded Fund – 0.47%
*iShares S&P US Preferred Stock Index Fund	50,000	1,888,000
Total Exchange-Traded Fund (cost $1,772,525)		1,888,000

Limited Partnership – 0.39%
*Brookfield Infrastructure Partners	60,100	1,593,251
Total Limited Partnership (cost $1,512,875)		1,593,251

Preferred Stock – 0.86%
Ally Financial
•8.50%	10,000	206,200
#144A 7.00%	700	532,678
@=†w#Auction Pass Through Trust Series 2007-6 144A 0.00%	100,000	0
@Cogdell Spencer 8.50%	45,300	1,118,457
*DDR 7.50%	10,850	260,726
†Freddie Mac 6.02% exercise price $25.00, expiration date 6/30/12	36,000	64,800
•GMAC Capital Trust I 8.125%	20,000	427,000
= †PT Holdings	222	0
*@SL Green Realty 7.625%	13,400	335,000
Vornado Realty Trust 6.625%	18,900	472,878
†W2007 Grace Acquisitions I 8.75%	20,900	42,061
Total Preferred Stock (cost $5,122,477)		3,459,800

Warrant – 0.00%
@=∏PT Holdings	222	2
Total Warrant (cost $5,328)		2

	Principal
	Amount
Short-Term Investments – 3.62%
≠Discount Notes – 0.99%
Federal Home Loan Bank
0.001% 9/1/11	$594,199	594,199
0.015% 9/1/11	293,184	293,184
0.02% 9/20/11	586,368	586,366
0.04% 11/2/11	586,368	586,358

Freddie Mac 0.05% 11/2/11	1,942,580	1,942,547
		4,002,654
Repurchase Agreement – 2.63%
BNP Paribas 0.05%, dated 7/29/11, to be
repurchased on 9/1/11, repurchase price $10,609,823
(collateralized by U.S. government obligations
3.875% 4/15/29, market value $10,822,004)	10,609,808	10,609,808
		10,609,808
Total Short-Term Investments (cost $14,612,294)		14,612,462

Total Value of Securities Before Securities Lending Collateral – 97.25%
(cost $398,292,707)		392,281,036

	Number of
	Shares
Securities Lending Collateral** – 10.14%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	508,339	488,310
Delaware Investments Collateral Fund No.1	40,395,629	40,395,629
†@Mellon GSL Reinvestment Trust II	704,271	0
Total Securities Lending Collateral (cost $41,608,239)		40,883,939

Total Value of Securities – 107.39%
(cost $439,900,946)		433,164,975	©
Obligation to Return Securities Lending Collateral** – (10.32%)		(41,608,239)
Receivables and Other Assets Net of Other Liabilities – 2.93%		11,818,265
Net Assets Applicable to 40,884,748 Shares Outstanding – 100.00%		$403,375,001

†Non income producing security.
*Fully or partially on loan.
=Security is being fair valued in accordance with the Fund's fair valuation policy. At August 31, 2011, the aggregate amount of fair valued securities was $151,275, which represented 0.04% of the Fund's net assets. See Note 1 in "Notes."
∏Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At August 31, 2011, the aggregate amount of the restricted securities was $2 or 0.00% of the Fund's net assets. See Note 5 in "Notes."
@Illiquid security. At August 31, 2011, the aggregate amount of illiquid securities was $1,604,721, which represented 0.40% of the Fund’s net assets. See Note 5 in “Notes."
•Variable rate security. The rate shown is the rate as of August 31, 2011. Interest rates reset periodically.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At February 28, 2011, the aggregate amount of Rule 144A securities was $56,648,629, which represented 14.04% of the Fund’s net assets. See Note 5 in "Notes."
ϕStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at August 31, 2011.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at August 31, 2011.
≠The rate shown is the effective yield at the time of purchase.
**See Note 4 in “Notes.”
©Includes $40,677,858 of securities loaned.

Summary of abbreviations:
ADR – American Depositary Receipts
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
CDS – Credit Default Swap
CITI – Citigroup Global Markets
GBP – British Pound Sterling
GSC – Goldman Sachs Capital
JPMC – JPMorgan Chase Bank
MNB – Mellon National Bank
NVDR – Non-Voting Depositary Receipt
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
USD – United States Dollar

The following foreign currency exchange contracts and swap contracts were outstanding at August 31, 20111:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive		For		Date	(Depreciation)
MNB	GBP	10,013	USD	(16,344)	9/01/11	$(88)
MNB	GBP	525	USD	(856)	9/02/11	(5)
						$(93)

Swap Contracts
CDS Contracts

					Unrealized
	Swap	Notional	Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BAML	CDX.NA.HY.16	$5,000,000	5.00%	6/20/16	$(6,638)
BCLY	CDX.NA.HY.16	5,000,000	5.00%	6/20/16	(9,726)
CITI	CDX.NA.HY.16	5,000,000	5.00%	6/20/16	(9,726)
GSC	CDX.NA.HY.16	5,000,000	5.00%	6/20/16	(12,815)
JPMC	CDX.NA.HY.16	15,000,000	5.00%	6/20/16	(40,388)
Total		$35,000,000			$(79,293)

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds V – Delaware Dividend Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2007 – November 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on August 31, 2011.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At August 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At August 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$450,944,143
Aggregate unrealized appreciation	$17,345,859
Aggregate unrealized depreciation	(35,125,027)
Net unrealized depreciation	$(17,779,168)

For federal income tax purposes, at November 30, 2010, capital loss carryforwards of $161,121,054 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $106,372,004 expires in 2016 and $54,749,050 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of August 31, 2011:

	Level 1	Level 2	Level 3	Total
Commercial
Mortgage-Backed Securities	$-	$3,581,072	$-	$3,581,072
Common Stock	187,903,843	3,280,583	11	191,184,437
Corporate Debt	-	175,810,750	151,262	175,962,012
Short-Term Investments	10,609,808	4,002,654	-	14,612,462
Securities Lending Collateral	-	40,883,939	-	40,883,939
Other	6,301,512	639,539	2	6,941,053
Total	$204,815,163	$228,198,537	$151,275	$433,164,975

Foreign Currency Exchange Contracts	$-	$(93)	$-	$(93)
Swap Contracts	$-	$(79,293)	$-	$(79,293)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common	Corporate	Securities Lending
	Stock	Debt	Collateral	Other	Total
Balance as of 11/30/10	$11	$966,947	$-	$14,637	$981,595
Purchases	-	3,221	-	-	3,221
Sales	(7,681)	(735,481)	-	(27,214)	(770,376)
Net realized gain (loss)	-	2,523	-	5	2,528
Transfer out of Level 3	-	-	-	(553,160)	(553,160)
Net change in unrealized
appreciation/depreciation	7,681	(85,948)	-	565,734	487,467
Balance as of 8/31/11	$11	$151,262	$-	$2	$151,275

Net change in unrealized
appreciation/depreciation from
investments still held as of 8/31/11	$7,681	$(87,849)	$-	$27,209	$(52,959)

During the period ended August 31, 2011, the Fund made transfers out of Level 3 investments into Level 2 investments in the amount of $553,160. This was due to the Fund’s pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price. During the period ended August 31, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund.

This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Options Contracts - During the period ended August 31, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices and foreign currencies; to earn income; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies.

When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No written options contracts were outstanding at August 31, 2011.

Swap Contracts — The Fund may enter into index swap contracts and CDS contracts in the normal course of pursuing its investment objective. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. No index swap contracts were outstanding at August 31, 2011.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended August 31, 2011, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At August 31, 2011, the net unrealized depreciation of credit default swaps was $79,293. If a credit event had occurred for all swap transactions where collateral posting was required as of August 31, 2011, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have received $1,250,000 less the value of the contracts' related reference obligations. The Fund received collateral of $2,203,000 for certain open derivatives.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of August 31, 2011 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Schedule of		Schedule of
	Investments		Investments
	Location	Fair Value	Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of other liabilities	$ -	Receivables and other assets net of other liabilities	$(93)
Credit contracts (Swap contracts)	Receivables and other assets net of other liabilities	-	Receivables and other assets net of other liabilities	(79,293)
Total		$ -		$(79,386)

The effect of derivative instruments on the statement of operations for the period ended August 31, 2011 was as follows:

			Change in Unrealized
			Appreciation
		Realized Gain or	or Depreciation
	Location of Gain or Loss on Derivatives	Loss on Derivatives	on Derivatives
	Recognized in Income	Recognized in Income	Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(228,526)	$(93)
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(364,419)	(79,293)
Total		$(592,945)	$(79,386)

The volume of derivative transactions varies throughout the period. Information about derivative transactions reflected is as of the date of this report and generally similar to the volume of derivative activity during the period ended August 31, 2011.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At August 31, 2011, the value of securities on loan was $40,677,858, for which cash collateral was received and invested in accordance with the Lending Agreement. At August 31, 2011, the value of invested collateral was $40,883,939. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2011. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to August 31, 2011, that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Small Cap Core Fund

August 31, 2011

	Number of
	Shares	Value
Common Stock – 99.06%
Basic Materials – 5.34%
Boise	58,900	$365,769
†Castle (A.M.)	24,000	291,360
†Coeur d'Alene Mines	15,300	435,285
†Ferro	50,700	424,359
†Gibraltar Industries	51,400	456,432
†KapStone Paper & Packaging	24,200	363,726
Koppers Holdings	16,820	558,929
Silgan Holdings	14,860	563,639
†TPC Group	8,600	274,340
		3,733,839
Business Services – 4.64%
†AMN Healthcare Services	72,130	397,436
†CRA International	12,720	299,683
†*Kforce	42,750	443,745
Lincoln Educational Services	21,730	213,606
McGrath RentCorp	11,180	266,531
†TeleTech Holdings	31,100	551,714
U.S. Ecology	23,080	422,133
United Stationers	20,700	652,879
		3,247,727
Capital Goods – 11.19%
*AAON	26,825	469,706
Acuity Brands	9,920	456,717
Applied Industrial Technologies	20,940	641,183
Barnes Group	24,500	563,990
†Chart Industries	8,034	379,928
†Columbus McKinnon	28,720	414,142
Ducommun	21,500	399,040
ESCO Technologies	13,100	404,397
†Esterline Technologies	11,500	865,835
Granite Construction	11,500	238,395
†Kadant	20,400	475,320
Lufkin Industries	4,980	309,905
†MYR Group	25,600	534,016
†Rofin-Sinar Technologies	12,700	293,243
†Tetra Tech	18,300	364,353
†*Titan Machinery	21,350	565,989
Triumph Group	4,000	209,520
Tutor Perini	16,980	238,399
		7,824,078
Communication Services – 2.35%
*Alaska Communications Systems Group	36,600	278,160
Atlantic Tele-Network	8,584	284,989
†InterXion Holding	16,291	204,615
NTELOS Holdings	25,090	493,018
†RigNet	24,900	382,713
		1,643,495
Consumer Discretionary – 6.39%
Big 5 Sporting Goods	28,500	211,755
†DSW Class A	16,700	775,047
†G-III Apparel Group	22,000	621,720
†Iconix Brand Group	29,800	583,484
*Jones Group	15,600	183,300
†*Jos. A. Bank Clothiers	13,350	684,188
†Perry Ellis International	28,300	650,334
†Steven Madden	20,900	754,908
		4,464,736
Consumer Services – 3.45%
†AFC Enterprises	44,500	578,054
†*Bally Technologies	7,740	242,881
†Buffalo Wild Wings	6,620	407,991
CEC Entertainment	13,010	404,091
†Jack in the Box	16,580	344,367
†Shuffle Master	49,400	437,684
		2,415,068
Consumer Staples – 4.68%
Casey's General Stores	18,700	841,500
†*Fresh Market	9,889	381,814
J&J Snack Foods	11,500	582,015
†Prestige Brands Holdings	47,600	512,652
†Susser Holdings	45,150	952,665
		3,270,646

Credit Cyclicals – 1.18%
Cooper Tire & Rubber	22,900	277,777
†Tenneco	16,600	544,646
		822,423
Energy – 7.34%
Berry Petroleum Class A	18,700	916,861
Bristow Group	14,050	617,919
†Carrizo Oil & Gas	21,900	657,438
†Complete Production Services	16,819	488,760
†Key Energy Services	50,600	728,134
†*Pioneer Drilling	59,900	757,136
†Rosetta Resources	10,000	459,500
†Swift Energy	16,300	502,855
		5,128,603
Financials – 13.26%
Alterra Capital Holdings	22,050	449,820
American Equity Investment Life Holding	46,300	467,630
Apollo Investment	53,150	483,134
Boston Private Financial Holdings	65,100	405,573
Cardinal Financial	39,000	382,980
City Holding	11,650	353,811
Delphi Financial Group	20,000	483,600
Dime Community Bancshares	35,000	422,100
Flushing Financial	39,400	452,312
@Harleysville Group	14,170	406,254
Home BancShares	17,400	408,552
@Independent Bank	15,000	357,750
Park National	8,900	489,500
†Piper Jaffray	10,500	250,215
Primerica	22,500	468,675
†ProAssurance	7,330	531,865
Prosperity Bancshares	15,900	601,814
Susquehanna Bancshares	60,600	406,626
†Texas Capital Bancshares	17,800	456,926
Trustmark	27,200	584,800
Webster Financial	22,500	407,250
		9,271,187
Healthcare – 12.54%
†Acorda Therapeutics	14,900	388,145
†Air Methods	9,800	652,190
†Align Technology	30,770	587,707
†Alkermes	43,630	756,544
†Catalyst Health Solutions	11,490	617,243
†CONMED	17,240	404,278
†CryoLife	49,600	253,456
†Haemonetics	8,600	537,586
†ICON ADR	22,200	473,082
†*Incyte	27,000	433,890
†Merit Medical Systems	38,487	559,986
†Onyx Pharmaceuticals	18,990	646,230
*Quality Systems	7,150	657,943
†*Quidel	32,900	502,712
†SonoSite	17,750	517,590
†*Spectrum Pharmaceuticals	28,700	245,385
*West Pharmaceutical Services	13,210	529,985
		8,763,952
Media – 1.76%
Cinemark Holdings	18,243	382,191
†Knology	35,950	489,998
National CineMedia	25,250	357,793
		1,229,982
Real Estate – 5.89%
*DuPont Fabros Technology	22,700	525,505
EastGroup Properties	13,900	561,699
Entertainment Properties Trust	13,500	568,755
*Home Properties	12,310	823,170
LaSalle Hotel Properties	25,400	477,520
Sovran Self Storage	15,430	627,075
Tanger Factory Outlet Centers	19,000	534,470
		4,118,194
Technology – 15.40%
ADTRAN	19,500	605,669
†*Amkor Technology	88,100	383,235
Anixter International	9,950	587,150
†Applied Micro Circuits	68,400	389,196
†*Cirrus Logic	17,100	259,578
†comScore	12,900	205,755
†FARO Technologies	12,290	466,651
†IXYS	37,900	454,800
j2 Global Communications	21,900	699,704
†*KEYW Holding	33,082	391,691
†Liquidity Services	17,200	412,800

†LogMeIn	15,777	493,031
†Netgear	11,610	322,874
*Plantronics	14,800	474,340
†Progress Software	23,525	490,026
†*QuinStreet	32,600	393,156
†RPX	5,985	162,194
†Semtech	18,400	392,472
†SolarWinds	13,080	323,992
†SS&C Technologies Holdings	32,632	538,102
†SuccessFactors	13,500	315,360
†*Synaptics	18,420	450,001
Syntel	7,000	320,320
†ValueClick	26,630	407,439
†ViaSat	10,030	356,065
†Vocus	21,950	472,584
		10,768,185
Transportation – 1.43%
Box Ships	29,161	283,445
†HUB Group Class A	22,670	713,878
		997,323
Utilities – 2.22%
Cleco	15,700	557,821
NorthWestern	10,700	362,837
UIL Holdings	11,516	391,083
Unitil	9,190	240,319
		1,552,060
Total Common Stock (cost $61,097,734)		69,251,498

	Principal
	Amount
Short-Term Investments – 1.31%
≠Discount Notes – 0.17%
Federal Home Loan Bank
0.001% 9/1/11	$44,549	44,549
0.015% 9/1/11	6,432	6,432
0.020% 9/20/11	12,864	12,864
0.040% 11/2/11	12,864	12,864
Freddie Mac 0.050% 11/2/11	42,619	42,619
		119,328
Repurchase Agreements – 1.14%
BNP Paribas 0.05%, dated 8/31/11, to be
repurchased on 9/1/11, repurchase price $795,451
(collateralized by U.S. government obligations 0.50%-6.125%
5/31/13-8/15/29; market value $811,360)	795,450	795,451
		795,451
Total Short-Term Investments (cost $914,775)		914,779

Total Value of Securities Before Securities Lending Collateral – 100.37%
(cost $62,012,509)		70,166,277

	Number of
	Shares
Securities Lending Collateral** – 1.20%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	122,451	117,626
Delaware Investments Collateral Fund No.1	723,591	723,591
@†Mellon GSL Reinvestment Trust II	203,386	0
Total Securities Lending Collateral (cost $1,049,428)		841,217

Total Value of Securities – 101.57%
(cost $63,061,937)		71,007,494 ©
Obligation to Return Securities Lending Collateral** – (1.50%)		(1,049,428)
Other Liabilities Net of Receivables and Other Assets – (0.07%)		(49,203)
Net Assets Applicable to 6,038,155 Shares Outstanding – 100.00%		$69,908,863

†Non income producing security.
*Fully or partially on loan.
@Illiquid security. At August 31, 2011, the aggregate amount of illiquid securities was $764,004, which represented 1.09% of the Fund’s net assets. See Note 4 in “Notes."
≠The rate shown is the effective yield at the time of purchase.
**See Note 3 in "Notes."
©Includes $1,032,011 of securities loaned.

ADR – American Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds V - Delaware Small Cap Core Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the ask prices will be used. U.S. government and agency securities are valued at the mean between the bid and ask prices. Short-term debt securities are valued at market value. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2007 – November 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on August 31, 2011.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on ex-dividend date.

2. Investments
At August 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At August 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$64,736,993
Aggregate unrealized appreciation	$12,467,158
Aggregate unrealized depreciation	(6,196,657)
Net unrealized appreciation	$6,270,501

For federal income tax purposes, at November 30, 2010, capital loss carryforwards of $21,078,487 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $11,444,334 expires in 2016 and $9,634,153 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of August 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$69,251,498	$-	$-	$69,251,498
Short-Term Investments	-	914,779	-	914,779
Securities Lending Collateral	-	841,217	-	841,217
Total	$69,251,498	$1,755,996	$-	$71,007,494

The value of Level 3 investments was zero at the beginning and end of the period and there was no change in unrealized appreciation/depreciation.

During the period ended August 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At August 31, 2011, the value of securities on loan was $1,032,011, for which the Fund received collateral, comprised of non-cash collateral valued at $595, and cash collateral of $1,049,428. At August 31, 2011, the value of invested collateral was $841,217. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

4. Credit and Market Risk
The Fund invests a significant portion of its assets in small-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2011. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of August 31, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to August 31, 2011 that would require recognition or disclosure in the Fund’s schedule on investments.

Schedule of Investments (Unaudited)

Delaware Small Cap Value Fund

August 31, 2011

	Number of
	Shares	Value
Common Stock – 95.64%
Basic Industry – 9.86%
Albemarle	262,400	$13,306,304
Cytec Industries	210,300	9,547,620
†Ferro	562,300	4,706,451
FMC	107,700	8,177,661
*Glatfelter (P.H.)	198,600	2,851,896
Kaiser Aluminum	89,200	4,626,804
Valspar	179,900	5,808,971
		49,025,707
Business Services – 1.82%
*Brink's	139,200	3,577,440
United Stationers	144,018	4,542,328
*Viad	44,500	915,365
		9,035,133
Capital Spending – 8.20%
Actuant Class A	272,600	5,473,808
†*Altra Holdings	263,800	4,094,176
Chicago Bridge & Iron	206,300	7,375,225
Gardner Denver	114,100	8,989,939
Regal-Beloit	145,200	8,536,308
†*United Rentals	377,700	6,300,036
		40,769,492
Consumer Cyclical – 2.01%
*Autoliv	61,600	3,438,512
*Knoll	192,000	3,037,440
MDC Holdings	180,100	3,522,756
		9,998,708
Consumer Services – 15.74%
†*Big Lots	178,500	6,051,150
Brinker International	170,000	3,838,600
Cato Class A	180,500	4,581,090
CEC Entertainment	143,100	4,444,686
†Cheesecake Factory	148,300	4,070,835
†*Children's Place Retail Stores	100,000	4,292,000
†Collective Brands	225,100	3,036,599
Finish Line Class A	236,600	4,755,660
†Genesco	116,500	6,176,830
†Jack in the Box	186,700	3,877,759
Men's Wearhouse	189,800	5,487,118
Meredith	130,900	3,377,220
Movado Group	68,300	939,808
PETsMART	146,500	6,179,370
Rent-A-Center	158,800	4,474,984
*Stage Stores	268,400	4,382,972
†*Warnaco Group	66,700	3,558,445
*Wolverine World Wide	131,550	4,789,736
		78,314,862
Consumer Staples – 0.97%
*Ruddick	118,200	4,833,198
		4,833,198
Energy – 5.65%
†Forest Oil	369,000	7,184,430
*Southwest Gas	199,300	7,378,086
†Whiting Petroleum	287,900	13,562,969
		28,125,485
Financial Services – 21.42%
Bank of Hawaii	182,600	7,590,682
Berkley (W.R.)	111,200	3,434,968
Boston Private Financial Holdings	393,600	2,452,128
Comerica	76,555	1,959,042
Community Bank System	277,100	6,935,813
CVB Financial	200,200	1,745,744
East West Bancorp	570,523	9,522,028
First Financial Bancorp	347,100	5,543,187
First Midwest Bancorp	265,800	2,333,724
Hancock Holding	247,200	7,720,056
@Harleysville Group	213,200	6,112,444
@Independent Bank	240,400	5,733,540
@Infinity Property & Casualty	180,400	9,209,420
@NBT Bancorp	388,700	7,898,384
Platinum Underwriters Holdings	279,400	8,801,100
S&T Bancorp	156,900	2,910,495

@Selective Insurance Group	470,500	7,156,305
StanCorp Financial Group	74,800	2,285,140
Univest Corp. of Pennsylvania	32,300	455,753
Validus Holdings	134,984	3,485,287
@WesBanco	168,700	3,269,406
		106,554,646
Healthcare – 6.66%
Cooper	89,700	6,751,719
†Haemonetics	70,500	4,406,955
*Owens & Minor	164,900	4,854,656
Service Corp. International	619,000	6,326,180
*Teleflex	75,800	4,360,016
Universal Health Services Class B	155,000	6,448,000
		33,147,526
Real Estate – 3.89%
*Brandywine Realty Trust	346,837	3,447,560
*Education Realty Trust	279,100	2,511,900
*Government Properties Income Trust	122,900	2,878,318
Highwoods Properties	146,400	4,796,064
Washington Real Estate Investment Trust	184,800	5,717,712
		19,351,554
Technology – 13.06%
*Black Box	114,213	2,823,345
†Brocade Communications Systems	880,500	3,407,535
†*Checkpoint Systems	195,200	2,972,896
†Cirrus Logic	328,300	4,983,594
†Compuware	679,300	5,746,878
†Electronics for Imaging	208,900	2,968,469
†*ON Semiconductor	488,100	3,548,487
†*Parametric Technology	391,400	7,045,200
†Premiere Global Services	500,950	4,187,942
*QAD Class A	90,160	1,033,234
*QAD Class B	22,540	231,486
†*RF Micro Devices	617,300	3,833,433
†Synopsys	385,400	9,974,152
†Tech Data	130,600	6,148,648
†Vishay Intertechnology	520,700	5,935,980
†*Vishay Precision Group	9,800	147,000
		64,988,279
Transportation – 3.41%
Alexander & Baldwin	180,200	7,645,886
†Kirby	138,800	7,639,552
@†Saia	141,600	1,694,952
		16,980,390
Utilities – 2.95%
Black Hills	92,000	2,815,200
*El Paso Electric	228,300	7,896,897
*NorthWestern	110,900	3,760,619
*Otter Tail	9,100	187,096
		14,659,812
Total Common Stock (cost $424,992,122)		475,784,792

	Principal
	Amount

Short-Term Investments – 4.34%
≠Discount Notes – 0.75%
Federal Home Loan Bank
0.001% 9/1/11	$999,860	999,860
0.015% 9/1/11	234,863	234,863
0.02% 9/20/11	469,727	469,724
0.04% 11/2/11	469,727	469,719
Freddie Mac 0.05% 11/2/11	1,556,157	1,556,130
		3,730,296
Repurchase Agreements – 3.59%
BNP Paribas 0.05%, dated 8/31/11, to be
repurchased on 9/1/11, repurchase price $17,853,175
(collateralized by U.S. government obligations 0.50%-6.125%
5/31/13-8/15/29; market value $18,210,214)	17,853,150	17,853,151
		17,853,151
Total Short-Term Investments (cost $21,583,313)		21,583,447

Total Value of Securities Before Securities Lending Collateral – 99.98%
(cost $446,575,435)		497,368,239

	Number of
	Shares
Securities Lending Collateral** – 10.63%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	362,425	348,145
Delaware Investments Collateral Fund No. 1	52,546,041	52,546,041
†@Mellon GSL Reinvestment Trust II	372,296	0
Total Securities Lending Collateral (cost $53,280,762)		52,894,186

Total Value of Securities – 110.61%
(cost $499,856,197)		550,262,425	©
Obligation to Return Securities Lending Collateral** – (10.71%)		(53,280,762)
Receivables and Other Assets Net of Other Liabilities – 0.10%		491,134
Net Assets Applicable to 14,074,662 Shares Outstanding – 100.00%		$497,472,797

†Non income producing security.
*Fully or partially on loan.
@Illiquid security. At August 31, 2011, the aggregate amount of illiquid securities was $41,074,451, which represented 8.26% of the Fund’s net assets. See Note 4 in “Notes."
≠The rate shown is the effective yield at the time of purchase.
**See Note 3 in "Notes."
©Includes $52,092,271 of securities loaned.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds V - Delaware Small Cap Value Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2007 – November 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on August 31, 2011.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At August 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At August 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$500,021,403
Aggregate unrealized appreciation	$97,619,237
Aggregate unrealized depreciation	(47,378,215)
Net unrealized appreciation	$50,241,022

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of August 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$475,784,792	$-	$-	$475,784,792
Short-Term Investments	17,853,151	3,730,296	-	21,583,447
Securities Lending Collateral	-	52,894,186	-	52,894,186
Total	$493,637,943	$56,624,482	$-	$550,262,425

The value of Level 3 investments was zero at the beginning and end of the period and there was no change in unrealized appreciation/depreciation.

During the period ended August 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At August 31, 2011, the value of the securities on loan was $52,092,271, for which cash collateral was received and invested in accordance with the Lending Agreement. At August 31, 2011, the value of invested collateral was $52,894,186. These investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

4. Credit and Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2011. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of August 31, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no that material events or transactions occurred subsequent to August 31, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: